                           EXHIBIT 24
                           ----------

                         POWER OF ATTORNEY

                    UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that ROBERT P. BAUMAN, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 450,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Chicago and North Western Railway Company Profit Sharing and Retirement Savings Program, as amended and restated effective July 15, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of July, 1996.


                              /s/ Robert P. Bauman
                              --------------------
                              ROBERT P. BAUMAN

                         POWER OF ATTORNEY

                    UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that RICHARD B. CHENEY, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 450,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Chicago and North Western Railway Company Profit Sharing and Retirement Savings Program, as amended and restated effective July 15, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of July, 1996.


                              /s/ Richard B. Cheney
                              ---------------------
                              RICHARD B. CHENEY

                        POWER OF ATTORNEY

                    UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that E. VIRGIL CONWAY, a Director of
Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 450,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Chicago and North Western Railway Company Profit Sharing and Retirement Savings Program, as amended and restated effective July 15, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of July, 1996.


                              /s/ E. Virgil Conway
                              --------------------
                              E. VIRGIL CONWAY

                         POWER OF ATTORNEY

                    UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that RICHARD K. DAVIDSON, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 450,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Chicago and North Western Railway Company Profit Sharing and Retirement Savings Program, as amended and restated effective July 15, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of July, 1996.


                              /s/ Richard K. Davidson
                              -----------------------
                              RICHARD K. DAVIDSON

                         POWER OF ATTORNEY

                    UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that SPENCER F. ECCLES, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 450,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Chicago and North Western Railway Company Profit Sharing and Retirement Savings Program, as amended and restated effective July 15, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of July, 1996.


                              /s/ Spencer F. Eccles
                              ---------------------
                              SPENCER F. ECCLES

                         POWER OF ATTORNEY

                    UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that ELBRIDGE T. GERRY, JR., a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 450,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Chicago and North Western Railway Company Profit Sharing and Retirement Savings Program, as amended and restated effective July 15, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of July, 1996.


                              /s/ Elbridge T. Gerry, Jr.
                              --------------------------
                              ELBRIDGE T. GERRY, JR.

                         POWER OF ATTORNEY

                    UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that WILLIAM H. GRAY, III, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 450,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Chicago and North Western Railway Company Profit Sharing and Retirement Savings Program, as amended and restated effective July 15, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of July, 1996.


                              /s/ William H. Gray, III
                              ------------------------
                              WILLIAM H. GRAY, III

                         POWER OF ATTORNEY

                    UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that JUDITH RICHARDS HOPE, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 450,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Chicago and North Western Railway Company Profit Sharing and Retirement Savings Program, as amended and restated effective July 15, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of July, 1996.


                              /s/ Judith Richards Hope
                              ------------------------
                              JUDITH RICHARDS HOPE

                         POWER OF ATTORNEY

                    UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that RICHARD J. MAHONEY, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 450,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Chicago and North Western Railway Company Profit Sharing and Retirement Savings Program, as amended and restated effective July 15, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of July, 1996.


                              /s/ Richard J. Mahoney
                              ----------------------
                              RICHARD J. MAHONEY

                         POWER OF ATTORNEY

                     UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that JACK L. MESSMAN, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 450,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Chicago and North Western Railway Company Profit Sharing and Retirement Savings Program, as amended and restated effective July 15, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of July, 1996.


                              /s/ Jack L. Messman
                              -------------------
                              JACK L. MESSMAN

                         POWER OF ATTORNEY

                      UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that JOHN R. MEYER, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 450,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Chicago and North Western Railway Company Profit Sharing and Retirement Savings Program, as amended and restated effective July 15, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of July, 1996.



                              /s/ John R. Meyer
                              -----------------
                              JOHN R. MEYER

                         POWER OF ATTORNEY

                     UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that THOMAS A. REYNOLDS, JR., a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 450,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Chicago and North Western Railway Company Profit Sharing and Retirement Savings Program, as amended and restated effective July 15, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of July, 1996.


                              /s/ Thomas A. Reynolds, Jr.
                              ---------------------------
                              THOMAS A. REYNOLDS, JR.

                          POWER OF ATTORNEY

                      UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that JAMES D. ROBINSON, III, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 450,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Chicago and North Western Railway Company Profit Sharing and Retirement Savings Program, as amended and restated effective July 15, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of July, 1996.


                              /s/ James D. Robinson, III
                              --------------------------
                              JAMES D. ROBINSON, III

                         POWER OF ATTORNEY

                     UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that ROBERT W. ROTH, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 450,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Chicago and North Western Railway Company Profit Sharing and Retirement Savings Program, as amended and restated effective July 15, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of July, 1996.


                              /s/ Robert W. Roth
                              ------------------
                              ROBERT W. ROTH

                         POWER OF ATTORNEY

                     UNION PACIFIC CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that RICHARD D. SIMMONS, a Director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as a Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of up to 450,000 shares of Common Stock of Union Pacific Corporation for use in connection with the Chicago and North Western Railway Company Profit Sharing and Retirement Savings Program, as amended and restated effective July 15, 1996, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of July, 1996.


                              /s/ Richard D. Simmons
                              ----------------------
                              RICHARD D. SIMMONS